1 Welcome to Denali Therapeutics 2025 Investor Day December 4, 2025 Exhibit 99.1

2 FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements do not relate strictly to historical or current facts and they may be accompanied by such words as “anticipate,” “believe,” “could,” “estimate,” “expected,” “forecast,” “intend,” “may,” “plan,” “potential,” “possible,” "future," “will” and other words and terms of similar meaning. All statements other than statements of historical facts contained in this presentation, including, without limitation, statements regarding future results of operations and financial position of Denali Therapeutics Inc. (“Denali” or the “Company”); Denali’s business strategy and business plans, expected progress and expansion, and expected key milestones for Denali's therapeutic portfolio in 2025 and beyond; Denali’s ability to execute on its tailored commercial strategies and accelerate commercial launch readiness; the potential for Denali's product candidates to treat various neurodegenerative diseases including MPS I (Hurler Syndrome), MPS II (Hunter Syndrome), MPS IIIA (Sanfilippo Syndrome), PD, ALS, AD, FTD-GRN, UC, Gaucher's Disease, Pompe Disease, and related peripheral inflammatory diseases; planned preclinical studies and clinical trials and the expectations regarding the timing and availability of results and data from such studies and trials; plans, timelines, expectations related to Denali's TransportVehicleTM (TV) platform, including the Enzyme TV (ETV), Antibody TV (ATV), Protein TV (PTV), and Oligonucleotide TV (OTV), and its ther apeutic and commercial opportunities; plans, timelines, and expectations related to the ETV platform and ETV-enabled programs, including ETV:GAA, ETV:GCase, and ETV:IDUA, their therapeutic and commercial potential, and the timing and likelihood of planned regulatory filings; plans, timelines, and expectations relating to DNL310, including the ongoing Phase 1/2 study and Phase 2/3 COMPASS study, the timing of planned regulatory filings, and the timing, likelihood, and scope of regulatory approvals and commercial launch; plans, timelines, and expectations related to DNL126, including the timing and availability of data from the Phase 1/2 study and likelihood and pathway of regulatory approval; plans, timelines, and expectations related to the OTV and OTV-enabled programs, including OTV:MAPT and OTV:SNCA, their therapeutic and commercial potential, and the timing and likelihood of planned regulatory filings; plans, timelines, and expectations relating to ATV:Abeta, including its therapeutic potential and the timing of planned regulatory filings; plans, timelines, and expectations relating to DNL151, including enro llment in the Ph2B LUMA study and Ph2A BEACON study; plans and expectations regarding DNL593, including enrollment of Cohort B in the Ph1/2 study; plans, timelines, and expectations related to DNL758 and enrollment in the Ph2 RESOLUTE study; plans and expectations regarding Denali's global organization and clinical and manufacturing operations, the expected timing and likeli hood of success of its commercial growth, and the potential value of Denali's programs, are forward-looking statements. Denali has based these forward-looking statements largely on its current expectations and projections about future events, and forward-looking statements regarding potential outcomes should not be interpreted as guarantees of future performance. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, including but not limited to: the risk of the occurrence of any circumstance that could give rise to the termination of Denali’s agreements with its collaborators; Denali’s and its collaborators’ ability to complete the development and, if approved, commercialization of its product candidates; Denali’s and its collaborators’ ability to enroll patients in its ongoing and future clinical trials; Denali’s reliance on third parties for the manufacture and supply of its product candidates for clinical trials; Denali’s dependence on successful development of its blood-brain barrier platform technology and TV-enabled product candidates; Denali’s and its collaborators’ ability to conduct or complete clinical trials on expected timelines; the predictive value of Denali's biomarker selection; the occurrence of significant adverse events, toxicities or other undesirable side effects; the potential for clinical trials of Denali’s product candidates to differ from preclinical, early clinical, preliminary or expected results; the uncertainty that product candidates will receive regulatory approval or be commercialized; Denali’s ability to continue to create a pipeline of product candidates or develop commercially successful products; Denali’s ability to obtain, maintain, or protect intellectual property rights related to its product candidates; Denali's achievement of planned milestones and realization of value; implemen tation of Denali’s strategic plans for its business, product candidates, and blood-brain barrier platform technology; and other risks. In light of these risks, uncertainties and assumptions, the forward-looking statements in this press release are inherently uncertain and may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Accordingly, you should not rely upon forward-looking statements as predictions of future events. Information regarding additional risks and uncertainties may be found in Denali’s most recent quarterly and annual reports filed with the Securities and Exchange Commission on Forms 10-Q and 10-K, respectively, as well as Denali’s future reports to be filed with the SEC. Denali does not undertake any obligation to update or revise any forward-looking statements, to conform these statements to actual results or to make changes in Denali’s expectations, except as required by law. The product candidates being developed by Denali are investigational and their safety and efficacy profiles remain unestablished. Denali's product candidates have not been approved by any health authority for any use. Accuracy of Data. This presentation contains statistical data based on independent industry publications or other publicly available information, as well as other information based on Denali’s internal sources. Denali has not independently verified the accuracy or completeness of the data contained in these industry publicati ons and other publicly available information. Accordingly, Denali makes no representations as to the accuracy or completeness of that data.

3 Leading a New Era of BBB-Crossing Therapeutics Key Messages Ryan Watts, Ph.D. Chief Executive Officer

4 Deliver the power of biotherapeutics to the whole body, including the brain, transforming life for people living with serious diseases Our Purpose

5 Key Messages for Today Best-in-Class Blood-Brain Barrier (BBB) Platform ► TransportVehicle is the most validated, differentiated, and clinically proven technology enabling systemic delivery of biologics to the brain and other hard to target tissues Ready to Capture $1B+ Market Opportunity with Two Near-Term Launches ► Launch of tividenofusp alfa (DNL310) in 2026 and DNL126 in 2027 lay the commercial foundation for ETV franchise and leadership in next-generation enzyme replacement therapy Deep Pipeline Across High-Value Therapeutic Areas ► Broad clinical stage pipeline, including two potential best-in-class TfR-enabled programs for Alzheimer’s disease, provides several near-term high-value milestones Efficient Execution and Capital Allocation ► Well-capitalized and increasingly efficient capital allocation and execution timelines for long-term value creation ETV – Enzyme Transport VehicleTM; TfR – Transferrin receptor

6 A New Class of Biotherapeutics for the Whole Body, Including the Brain Our TransportVehicle (TV) Platform enables TfR-mediated brain biodistribution and enhanced tissue delivery of biotherapeutics throughout the body with systemic administration Genetic medicines for the brain, delivered systemically Brain-penetrant immunotherapy for a wide range of diseases Enzyme TV (ETV) Oligonucleotide TV (OTV) Antibody TV (ATV) Enzyme replacement therapy for the body and brain TfR – Transferrin receptor

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Our Broad Therapeutic Portfolio

Lysosomal Storage Disorders

Molecule	Indication	Stage
tividenofusp alfa (ETV:IDS)	MPS II	Regulatory Filing
DNL126 (ETV:SGSH)	MPS IIIA	Phase 1/2
DNL593 (PTV:PGRN)	FTD-*GRN*[1]	Phase 1/2
DNL952 (ETV:GAA)	Pompe	Phase 1[2,3]
DNL111 (ETV:GCase)	Gaucher	IND-Enabling
DNL622 (ETV:IDUA)	MPS I	IND-Enabling

>30,000 Patients WW[4]
$500M-$1B+ per Indication

Common Neurodegenerative Diseases

Molecule	Indication	Stage
BIIB122 LRRK2 Inhibitor	PD	Phase 2b
DNL628 OTV:MAPT (tau)	AD	Phase 1b[2]
DNL921 ATV:Abeta	AD	IND-Enabling
DNL111 ETV:GCase	PD	IND-Enabling
DNL422 OTV:SNCA	PD	IND-Enabling

>40M Patients WW[4]
>$5B per AD/PD Indication

1. FTD-*GRN* has a lysosomal phenotype and can be considered a rare lysosomal storage disease; **2.** Regulatory applications filed to begin human clinical studies; **3.** Protocol amended and response to FDA submitted regarding clinical hold; **4.** Denali estimates of worldwide aggregate prevalence, excluding China and India for the lysosomal storage disorders; **MPS** – Mucopolysaccharidosis; **PD** – Parkinson's disease; **AD** – Alzheimer's disease

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Our D3 Strategy for Sustainable Value Creation

Deliver the blockbuster potential of **ETV, ATV, OTV** franchises


Deliver
Develop
D3
Discover

Develop first or best-in-class **TV therapeutics**

Discover new **TV** targets and indications

D3 Strategy: Discover, Develop and Deliver on the TransportVehicle™ platform opportunity

D3 – Deliver, Develop, Discover; **ETV** – Enzyme Transport Vehicle™; **ATV** – Antibody TransportVehicle™; **OTV** – Oligonucleotide TransportVehicle™; **TV** – TransportVehicle™

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On Track to Deliver Denali's D3X3 Goals: 3-Year Outlook

2 Growing Brands

- Tividenofusp Alfa
- DNL126 (ETV:SGSH)

4-6 New Clinical Programs

- Continued leadership and invention on BBB technologies


Deliver
Develop
D3
Discover

5 Clinical Proof of Concepts

Alzheimer's Disease

- DNL628 (OTV:MAPT)
- DNL921 (ATV:Abeta)

Pompe Disease

- DNL952 (ETV:GAA)

FTD-*GRN*

- DNL593 (PTV:PGRN)

Parkinson's Disease

- DNL151 (LRRK2 inhibitor)

Delivering near-term value from planned product launches, advancing a robust pipeline and capturing the full potential of the TransportVehicle™

D3 – Deliver, Develop, Discover; **BBB** – Blood-brain barrier

10 Treating the Whole Body, Including the Brain TfR may also facilitate delivery into tissues such as bone, cartilage, and the heart Transferrin receptor (TfR) is highly expressed at the blood–brain barrier for natural iron transport Our TransportVehicle leverages TfR to enable brain delivery of biotherapeutics Blood Brain Blood-Brain Barrier TfR ATVTfR Tf Tf Endothelial Cell Membrane TfR – Transferrin receptor

11 TransportVehicle Distributes to Whole Body, Including Brain 1000 m Standard Antibody (IgG) TV-enabled Antibody (TfR) Whole Body Whole Body Brain Brain 5000 m5000 m Increased signal in brain, muscle, bone Surface vasculature accumulation Broad distribution throughout parenchyma and deep brain regions Minimal or limited distribution in brain and bone

12 TransportVehicle Clinical Effects: MPS II Phase 1/2 Study Source – WORLD 2025; MPS II – Mucopolysaccharidosis Type II; CSF – Cerebrospinal fluid; CNS – Central nervous system; ETV – Enzyme Transport VehicleTM Our ETV franchise is clinically validated, derisking the broader TV platform Brain Body CSF Heparan Sulfate Biomarker of CNS disease Urine Heparan Sulfate Biomarker of peripheral disease

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Our TransportVehicle™ Platform Sets the Bar for BBB Delivery

Our Fc-based TransportVehicle™ (TV) Is Designed & Engineered to Optimize Brain Delivery

BBB receptor binding site engineered into the **Fc for optimal properties and modularity**



Modularity – Enables broad ability to transport range of therapeutics, such as enzymes, oligos and antibodies

Brain Uptake – Optimized affinity and epitope enhance brain delivery while limiting receptor degradation

Safety – Conditional effector function avoids reticulocyte loss and minimizes anemia liability potential

Architecture – High fidelity to natural protein (e.g., no appended sequences) improves stability, limits immunogenicity and improves ease of manufacturing

Industry Leading Platform

- 1st Potential FDA-approved TfR therapeutic to cross the BBB
- 5 Clinical programs*
- Demonstrated ability to correct neurodegeneration (e.g., NfL)
- >10 Preclinical programs
- >200 Subjects dosed
- >11,000 Doses administered
- >20 Publications in last 5 years
- >350 Patents/Applications

*includes regulatory applications to begin clinical studies for DNL628 and DNL952; **BBB** – Blood-brain barrier; **TfR**– Transferrin receptor; **NfL** – Neurofilament light chain

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TransportVehicle™ has Demonstrated Best-in-Class Properties

Our Fc-based TransportVehicle™ (TV) Is Designed & Engineered to Optimize Brain Delivery


Modularity
Brain Uptake
Safety
Architecture
BBB receptor binding site engineered into the Fc for optimal properties and modularity

Conventional Fab Approaches


TfR Binding
TfR Binding
TfR Binding
TfR Binding

Linker chemistry adversely affects stability

Full effector function increases anemia risk

High affinity, bivalent binding leads to suboptimal brain biodistribution

Low fidelity to natural protein increases risk of immunogenicity

15 TransportVehicleTM Has Broad Clinical Experience Includes companies with TfR-based platforms and is not a comprehensive list. Peer company estimates are based on publicly available sources, i.e., investor presentations, medical congress presentations, and actual number of participants enrolled in studies as posted on ClinicalTrials.gov as of December 3, 2025. Roche number of subjects does not include two Phase 3 studies in AD recently initiated and for which actual enrollment number is not available on ClinicalTrials.gov. Denali’s TV is the most clinically validated BBB technology with over 11,000 doses administered, and including patients who have been continuously dosed for more than 5 years Number of Clinical Programs Number of Study Subjects 0 1 2 3 4 5 Denali JCR Roche AbbVie Arrowhead Alector Bioarctic 0 50 100 150 200 250

16 ETV: Foundational Franchise for Lysosomal Storage Disorders *Based on internal Denali estimates. TAM – Total Addressable Market; ETV – Enzyme Transport VehicleTM; ERT – Enzyme Replacement Therapy • ~30,000 people with LSDs worldwide • Single enzyme deficiencies • 2/3 LSDs with CNS manifestations • 23 ERTs currently marketed; ~$9B in sales • ~90% historical ERT approval rate • Traditional ERTs do not penetrate CNS • ETVs address full spectrum of the disease ETV Franchise Worldwide Patient Prevalence 2,000 1,500 10,000 1,500 15,000 25,000 0 10000 20000 30000 40000 50000 MPS I GaucherMPS IIIA 55,000 Pompe FTD-GRNMPS II First Two Planned Near-Term Launches with Combined Market Opportunity of >$1B* ETV Franchise TAM Delivering Next Generation Enzyme Replacement Therapy (ERT) >$5B* Total Market Opportunity # of patients ETV Disease Areas ETV

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OTV & ATV: Opportunity to Set the Bar in Alzheimer's Disease


Science 7 AUGUST 2025
NEUROSCIENCE
Transferrin receptor-targeted anti-amyloid antibody enhances brain delivery and mitigates ARIA
Science
IMMUNITY


SCIENCE TRANSLATIONAL MEDICINE | RESEARCH ARTICLE
DRUG DELIVERY
Targeting the transferrin receptor to transport antisense oligonucleotides across the mammalian blood-brain barrier
Science Translational Medicine
AAAS



ATV

Targeting Abeta Plaques





OTV

Targeting Tau Tangles



Advancing the Next Generation of Therapeutics for AD

Reducing risk of amyloid-related imaging abnormalities (ARIA)

Clearing amyloid plaque faster via better brain biodistribution

Addressing tau pathology by suppressing MAPT expression

Unmet medical need provides opportunity for BBB-enabled AD therapeutics with $5B+ market potential

Walker L, *Free Neuropath*, 2020; Bengoa-Vergniory et al, *Acta Neurop*, 2021; **ATV –** Antibody TransportVehicle™; **OTV –** Oligonucleotide TransportVehicle™; **AD** – Alzheimer's disease

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Today's Agenda

Session	Topic	Speaker	Time
Leading a New Era of BBB-Crossing Therapeutics	**Key Messages** • Opportunity, Technology, Portfolio, 3-Year Goals	**Ryan Watts, Ph.D.** Chief Executive Officer	8:30am ET
Enzyme TransportVehicle™ (ETV) Franchise for Lysosomal Storage Disorders	**Overview** • MPS II, MPS IIIA and Pompe Disease	**Barbara Burton, M.D.**	8:45am ET
	MPS Diseases • Clinical Development & Regulatory Path • Market Opportunity & Commercial Launch Plans • MPS II Community Perspectives (Moderated Panel)	**Peter Chin, M.D.,** Acting Chief Medical Officer **Katie Peng,** Chief Commercial Officer **Dr. Burton, Jason Madison** and **Kim Stephens, Ph.D.**	9:05am ET
	Building a Broader ETV Portfolio	**Peter Chin, M.D.** Acting Chief Medical Officer	10:05am ET
TransportVehicle™ Platform: Transforming Treatment for Alzheimer's Disease (AD)	**Why Now Is the Time for Breakthroughs in AD**	**Ryan Watts, Ph.D.** Chief Executive Officer	10:20am ET
	Next-Generation of TV-Enabled Therapeutics for AD	**Joe Lewcock, Ph.D.** Chief Scientific Officer	10:30am ET
Integrated Manufacturing	**Driving Speed, Flexibility and Value**	**Dana Andersen, Ph.D.** Chief Technical and Manufacturing Officer	10:50am ET
Evolving Our Business	**Delivering the Value of the TransportVehicle™**	**Alexander Schuth, M.D.** Chief Operating and Financial Officer	11:00am ET
Q&A	**Portfolio and Strategy**	**Denali's Leadership Team**	11:10am ET

19 Denali’s Leadership Team Ryan Watts, Ph.D. Joe Lewcock, Ph.D. Alexander Schuth, M.D. Dana Andersen, Ph.D. Peter Chin, M.D. Cindy Dunkle Katie Peng Chris Walsh, J.D., Ph.D. Chief Executive Officer Chief Scientific Officer Chief Operating and Financial Officer Chief Technical and Manufacturing Officer Acting Chief Medical Officer and Head of Development Chief People Officer Chief Commercial Officer General Counsel

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Analyst Day Guest Speakers



Barbara Burton, M.D.

- Professor of Pediatrics at Northwestern University and Attending Physician in Genetics, Genomics, and Metabolism at Lurie Children's Hospital
- Board certified in Pediatrics, Clinical Genetics, and Clinical Biochemical Genetics with research focused on inborn errors of metabolism and newborn screening
- Leading researcher in metabolic and lysosomal disorders and author of 300+ peer-reviewed papers and co-editor of two textbooks



Kim Stephens, Ph.D.

- Executive Director of the Dr. Joseph Muenzer MPS Research and Treatment Center at UNC, Chapel Hill
- Mother to Cole, who was diagnosed with MPS II when he was 2 ½ and has been in a clinical trial at UNC for the past ten years
- Former co-chair of the Newborn Screening Committee for EveryLife Foundation
- Board Member Emeritus for Project Alive, a research and advocacy organization for MPS II



Jason Madison

- Longtime member of the MPS II (Hunter syndrome) community and active leader based in Allentown, Pennsylvania
- More than 25 years of service with the National MPS Society, including Board membership and founding the Adult Resource Committee; background in graphic design and music composition
- Dedicated patient advocate contributing to multiple research studies and a unifying voice within the adult MPS community

21 Enzyme TransportVehicle Franchise for Lysosomal Storage Disorders Overview of MPS II, MPS IIIA and Pompe Disease Barbara Burton, M.D. Professor of Pediatrics at Northwestern University, Feinberg School of Medicine

22 • A group of over 50 disorders, each associated with deficiency of a different lysosomal enzyme or transport protein • Inherited in an autosomal recessive or X-linked fashion • Very heterogenous What are LSDs? Figure 7-14, Biological Science, 2/e, ©2005 Pearson Prentice Hall, Inc.

23 MPS II (Hunter Syndrome)

DENALI ©2025 Denali Therapeutics Inc. 24

Hunter Syndrome (MPS II) is a Type of Mucopolysaccharidosis, a Subset of the Lysosomal Storage Disorders (LSDs)[1,2]

- Mucopolysaccharidosis (MPS) conditions are rare, progressive genetic disorders that can affect nearly every organ in the body[1,2]
- Hunter syndrome, or mucopolysaccharidosis type II (MPS II), is one of 8 distinct MPS disorders
  - It is estimated that 1 in every 25,000 infants born will have an MPS disorder[4]
  - Approximately 1 in every 100,000 infants will have Hunter syndrome. This is an X-linked disorder so almost all affected infants are male
- MPS diseases are caused by a deficiency of lysosomal enzymes, which are needed to degrade glycosaminoglycans (GAGs)
- The specific enzymatic deficient in MPS II is iduronate-2-sulfatase which is coded for by the IDS gene. Enzyme deficiency leads to progressive accumulation of the glycosaminoglycans heparan and dermatan sulfate.

1. Giugliani R et al. *Genet Mol Biol*. 2014;37(2):315-329; **2.** Wang RY et al; ACMG Work Group on Diagnostic Confirmation of Lysosomal Storage Diseases. *Genet Med*. 2011;13(5):457-484; **3.** Muenzer *J. Rheumatology*. 2011;50:v4-v12; **4.** NINDS, Mucopolysaccharidoses Fact Sheet, November 2019. NIH Publication No. 19-NS-5115; **5.** Meikle PJ et al. *JAMA*. 1999;281(3):249-254.

25 • GAGs consist of a core protein plus simple carbohydrates to form a type of molecule called proteoglycans • Proteoglycans are expressed throughout the extracellular matrix and cell surface to support cell signaling and proliferation, tissue morphogenesis, and the interaction of growth factors What are Glycosaminoglycans (GAGs)? Gal – Galactose; GalNAc – N-acetylgalactosamine; GlcA – Glucuronic acid; GlcNAc – N-acetylglucosamine; IdoA – Iduronic acid; Xyl – Xylose; Mizumoto S et al. Biomed Res Int. 2014;2014:495764. https://doi.org/10.1155/2014/495764. Accessed April 6, 2020. 25 Heparan Sulfate Dermatan Sulfate Core Protein

26 • MPS II occurs along a spectrum of severity but there are two major subtypes – the neuronopathic form (70% of cases) characterized by progressive neurodegeneration and cognitive decline and the non-neuronopathic or attenuated form (30%) characterized by normal or near-normal cognitive development without progressive decline • Within the neuronopathic subtype there is considerable variability in the pattern of decline • There are a small number of “intermediate” patients with stable mild to moderate cognitive impairment- 5-10% of total patients – may be classified in either neuronopathic group or attenuated group depending on definitions used Variability of MPS II

27 DENALI
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Real Patient Symptom Progression

Abdominal Hernia[1]

Aiden's age at symptom onset:
4-10 months

Otitis Media[1]

Aiden's age at symptom onset:
4-10 months

Enlarged Tongue and Tonsils[1]

Aiden's age at symptom onset:
18 months



Aiden, Age 3 **Aiden, Age 5**

Developmental Delays[2]

Aiden's age at symptom onset:
18 months

Coarse Facial Features[1]

Aiden's age at symptom onset:
30 months

Stiff Joints and Claw-Like Hands[1]

Aiden's age at symptom onset:
36 months

1. Wraith JE et al. *Genet Med.* 2008;10(7):508-516; **2.** Burton K et al. *Eur J Pediatr.* 2012;17(2):631-639.

28 • Progressive airway narrowing • Cardiac valve thickening and dysfunction, cardiomyopathy • Carpal tunnel syndrome • Retinal degeneration with progressive visual impairment • In neuronopathic patients, developmental slowing followed by progressive neurodegeneration • Death in teens for most neuropathic patients; those with attenuated disease may live into their 40’s, 50’s or beyond Later Signs/Symptoms of MPS II 28

29 Newborn Screening 29 • MPS II was added to RUSP in 2017; approximately 25% of US newborns are now screened but this is expected to increase rapidly

30 • Most affected individuals receive enzyme replacement therapy with Elaprase® from time of diagnosis • Surveillance for complications with symptomatic treatment as needed • Hematopoietic stem cell transplantation is used in some cases but relatively infrequently in North America. It provides somatic benefit and may provide some CNS benefit if done within first year of life but data are limited. Current Treatment of MPS II 30

31 • Does not cross the blood brain barrier in significant amounts so does not alter the course of neurodegeneration leading to death • Cardiac valve and airway issues continue to progress and are the major cause of death in attenuated patients • Does not prevent retinal disease • Does not prevent progressive hearing loss so most patients require hearing aids Limitations of Current ERT 31

32 • A treatment is needed to address the progressive neurodegeneration and cognitive decline seen in the neuronopathic form of the disease • Better treatment for the hard to reach peripheral tissues in which disease progression continues to occur despite current ERT Unmet Need in MPS II 32

33 MPS IIIA (Sanfilippo A Syndrome) 33

34 • Autosomal recessive disorder resulting from deficiency of the enzyme N-sulfoglucosamine sulfohydrolase (SGSH), also referred to as sulfamidase or heparan sulfate sulfatase. This leads to progressive accumulation of heparan sulfate. • Most common of the 4 types of MPS III, accounting for about 70% of cases • Overall incidence estimated at 1 in 125,000 births MPS IIIA – Sanfilippo Syndrome, Type A 34

35 • Primarily ( but not exclusively) a neurologic disorder – Infants are normal at birth but exhibit developmental slowing at about 2 years of age with speech delay – Hyperactive/aggressive behavior at about age 3 – Developmental regression becomes apparent typically by 4-5 – Often initially misdiagnosed as ADHD, non-specific developmental delay or autism • Average age at clinical diagnosis 4-5 years; average age of death 10-15 years. Approximately 20 % of patients have a more attenuated course with later diagnosis and longer survival. MPS IIIA – Clinical Findings 35

36 • Hepatosplenomegaly • Recurrent otitis media and other respiratory infections • Chronic or recurrent diarrhea • Coarse facial features- less prominent than in other MPS disorders • Prominent GI dysmotility late in the disease • Cardiac valve disease • Skeletal findings such as hip dysplasia MPS IIIA – Additional Findings 36

37 • Primarily symptomatic • No approved disease-modifying therapy; HSCT does not alter the course of the disease • Many patients currently receive anakinra (Kineret®) approved for a different disorder but with some data showing benefit in MPS III • Many therapeutic trials including trials of IV or intrathecal ERT and gene therapy have failed in past. The frustration in the patient community is very high. • No newborn screening underway at present but it is feasible MPS IIIA – Current Treatment 37

38 • There is a pressing need for any disease-modifying therapy to health or slow down the relentless progression of the disease and prolong life • The focus is on the brain but if treatment of the brain is successful, the need for effective treatment of peripheral tissues is likely to become more pressing MPS IIIA – Unmet Need 38

39 Pompe Disease 39

40 Pompe Disease Photos courtesy of Dr. Ficicioglu and Dr Herman F.M. Busch, Erasmus MC, Rotterdam, The Netherlands. 40

41 • It is a progressive, genetically determined disorder inherited in an autosomal recessive fashion • Biallelic mutations in the GAA gene lead to deficiency of the lysosomal enzyme alpha-glucosidase and progressive accumulation of glycogen in lysosomes of cells • Other names for Pompe disease used in past: acid maltase deficiency, glycogen storage disease type II What is Pompe Disease Leslie N, Bailey L. In: Adam MP, et al. GeneReviews. University of Washington, Seattle; 2007 [updated 2017], pp 1993-2019 41

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Pompe Disease: Glycogen Storage Disorder Type II and Lysosomal Storage Disorder

Incidence: 1 in 20,000; Males and Females Affected in Equal Numbers


Cytoplasm
Glycogen$_n$
Autophagosome
UDP-Glucose
UDP-
Glycogen$_n$
Glucose-1-P
Glucose-6-P
Pyruvate
Lactate
Glucose
Fusion
Lysosome
Pompe disease
GAA
Glycogen
Glucose
Nucleus


A
B
C
D
E
F

Rabin N, et al. *Am J Med Genet C Semin Med Genet*. 2012;160:13-21; Werneck LC, et al. *Arq Neuropsiquiatr*. 2013;71(5):284-289; National Institutes of Health. Genetics Home Reference. *Pompe Disease*. 2020. https://ghr.nlm.nih.gov/condition/pompe-disease#statistics

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Infantile-Onset Pompe Disease (IOPD)

- Poor feeding/failure to thrive
- Motor delay/muscle weakness
- Hypertrophic cardiomyopathy
- Onset within 1st few months of life
- Death within 12-18 months of life without treatment
- Emerging post-treatment phenotype includes persistent and progressive muscle weakness, hearing loss and white matter changes in the brain with progressive neurologic decline reported in a few


Hypotonia
(decreased
muscle tone)

Hirschhorn R, Reuser AJ. *In* Scriver CR, et al; eds. The Metabolic and Molecular Bases of Inherited Disease. NY: McGraw-Hill, 2001, pp 3389-3420; van den Hout HM, et al. *Pediatrics.* 2003;112(2):332-340; EBIX A.D.A.M; Images. http://www.adamimages.com/Illustration/SearchResult/1/hypotonia

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Late-Onset Pompe Disease (LOPD)

- Onset across the lifespan: <12 months to 7th decade
  - Includes juvenile- and adult-onset forms
- Progressive proximal and axial muscle weakness
  - Gower's sign, winging scapula
  - Common misdiagnosis: LGMD
- Respiratory dysfunction
  - Diaphragmatic weakness
  - Intercostal muscle weakness
  - Ventilatory support may be needed at night
- No apparent cardiac involvement


Gowers' sign



Leslie N, Bailey L. *In*: Adam MP, et al. GeneReviews. University of Washington, Seattle; 2007 [updated 2017], pp 1993-2019; Heaver C, et al. *Orthoped Trauma*. 2019;33(4)239-248; Oncohema Key. https://oncohemakey.com/13-pompe-disease/.

45 Newborn Screening for Pompe Disease 45 • Added to the RUSP in 2015 • Now on the NBS panel in all 50 states

46 • 3 approved forms of ERT available in US – Lumizyme – approved for both IOPD and LOPD – Nexviazyme – approved for LOPD in children and adults – Pombiliti – given with Opfolda (miglustat) approved for adults not improving on their current ERT • Patients with IOPD are treated urgently at time of diagnosis. Patients with LOPD diagnosed clinically are offered treatment at diagnosis; those diagnosed by NBS are monitored and treated once symptoms appear Current Treatment of Pompe Disease 46

47 • If immunologic issues are addressed with appropriate immune modulation, it is very effective for treatment of cardiomyopathy in IOPD and is live-saving • It is much less effective for skeletal muscle disease. Most patients exhibit modest improvement in muscle strength, mobility and respiratory function after onset of treatment followed by variable period of stability but ultimate disease progression. • Long term data not available for the two newer ERT’s but the improvement seen is incremental when patients are switched. Considerable unmet need still exists How Well Does Current Treatment Work 47

48 • Sparse M6P receptors compared with other tissues • Inadequate dosing • Late diagnosis in some patients with some muscle fibers destroyed and replaced with fat • Lysosomal rupture leads to accumulation of cytoplasmic glycogen which is not cleared by ERT targeted to the lysosome Why is Treatment Less Effective for Skeletal Muscle? 48

49 • We likely need treatment of the brain in IOPD although the natural history of the brain disease has not yet been fully charted • Better treatment of the skeletal muscle disease is needed in both IOPD and LOPD Unmet Need in Pompe Disease 49

50 Enzyme TransportVehicle Franchise for Lysosomal Storage Disorders Tividenofusp alfa: Clinical Development & Regulatory Path Peter Chin, M.D. Acting Chief Medical Officer and Head of Development

51 ETV Franchise Opportunity in Lysosomal Storage Disorders ETV – Enzyme transport vehicle; LSDs – Lysosomal storage disorders; CNS – Central nervous system; ERTs – Enzyme replacement therapies ~90% historical approval rate Goal is to treat the full disease spectrum ETVs enable brain delivery of enzymes to address cognitive and behavioral symptoms Potential to enhance peripheral delivery Targeting Brain & Body with ETVAddressing High Unmet Need • LSDs are single-enzyme deficiency diseases • 30,000 people with LSDs worldwide • 2/3 LSDs with CNS manifestations

52 Brain Delivery Is Critical Unmet Need of Hunter Syndrome Therapy Traditional enzyme replacement therapy does not cross the blood brain barrier and only partially addresses peripheral manifestations Tividenofusp alfa is a brain- penetrant ERT designed to reduce the substrate of IDS (heparan sulfate) throughout the body and treat neurocognitive and physical manifestations Monogenic lysosomal storage disorder caused by deficient iduronate-2-sulfatase (IDS) tividenofusp alfa (DNL310) ERT – Enzyme replacement therapy

DENALI ©2025 Denali Therapeutics Inc. 53

Tividenofusp Alfa Phase 1/2 Study Supporting US AA

Design

- **Duration:** 24-week study + 80-week safety extension + open-label extension
- **Study Design:** Open label


No protocol defined washout
+/- IV ERT
Tividenofusp alfa (weekly IV)
Week 24
104
261
Screening
24-week treatment period
Safety ext
Open-label ext
Dose-finding cohorts (n = 20)
A
3 mg/kg
7.5 mg/kg
15 mg/kg
30 mg/kg
B1
3 mg/kg
3, 7.5, or 15 mg/kg
B2
7.5 mg/kg
15 mg/kg cohorts (n = 27)
B3
C
D
E
15 mg/kg
15 mg/kg
15 mg/kg
NCT04251026

Study Population

- Neuronopathic and non-neuronopathic MPS II, aged ≤18 years
- ERT-naïve and treatment-experienced

Key Endpoints

- **Primary:** Adverse events, Infusion-related reactions, other indicators of safety and tolerability
- **Secondary:** CSF HS, Urine HS, Adaptive behavior (Vineland), Liver volume
- **Exploratory:** Serum NfL, CSF biomarkers, hearing thresholds, cognition (BSID, KABC)

Substantial long-term safety and efficacy experience informs positive benefit-risk profile in MPS II

B_3 was part of the dose-finding cohorts; **BSID** – Bayley Scales of Infant Development; **CSF** – Cerebrospinal fluid; **ERT** – Enzyme replacement therapy; **ext** – Extension; **HS** – Heparan sulfate; **IV** – Intravenous; **KABC** – Kaufman Assessment Battery for Children; **MPS II** – Mucopolysaccharidosis type II; **NfL** – Neurofilament light chain; **SOC** – Standard of care; Source: WORLD 2025.

54 • Robust reductions from baseline in CSF heparan sulfate, serum neurofilament light, and urine heparan sulfate, with a majority in the normal range after treatment with tividenofusp alfa Tividenofusp Alfa Phase 1/2 in MPS II: Biomarker Effects MPS II – Mucopolysaccharidoses Type II; CSF – Cerebrospinal fluid; HS – Heparan sulfate; NfL – Neurofilament light; Source: WORLD 2025. First and only therapy in development for MPS II to achieve normalization of key biomarkers Normalization of Urine HS Biomarker of peripheral disease Normalization of NfL Biomarker of neuronal damage Normalization of CSF HS Biomarker of CNS disease

DENALI ©2025 Denali Therapeutics Inc. 55

Tividenofusp Alfa Phase 1/2 in MPS II: Clinical Outcomes

Improvement in Adaptive Behavior

Vineland-3


Change from Baseline
(mean and 95% CI)
100
75
50
25
0
BL 13 24 37 49 61 73 85 104 117 129 141 153 165 177
Visit (week)

Improvement in Cognition

BSID-III


Change from Baseline
(mean and 95% CI)
15
10
5
0
-5
BL 13 24 37 49 73 104 129 153 177
Visit (week)

Improvement in Hearing

Auditory Brainstem Response (PTA)


Change from Baseline in dB
(mean and 95% CI)
0
-5
-10
-15
-20
n 33 27 20 14 8
BL 24 49 104 153
Visit (week)

- While on tividenofusp alfa, clinical outcomes showed skill gains relative to baseline in most participants on measures of adaptive behavior and cognition as well as hearing threshold improvement from baseline in all tested frequencies

Data supports impact on clinical outcomes important to individuals and families with MPS II

MPS II – Mucopolysaccharidoses Type II; **CI** – Confidence interval; **BSID-III** – Bayley Scales of Infant and Toddler Development-Third Edition; **PTA** – Pure tone average; Source: WORLD 2025.

DENALI ©2025 Denali Therapeutics Inc. 56

Tividenofusp Alfa Phase 1/2 in MPS II: Safety

	24-Week Treatment Period (BL to W24) n = 47	All Periods (BL to W261) n = 47
TEAE[1], n (%)	47 (100)	47 (100)
Mild	8 (17.0)	2 (4.3)
Moderate	35 (74.5)	32 (68.1)
Severe[2]	4 (8.5)	13 (27.7)
Serious TEAE, n (%)	6 (12.8)	18 (38.3)
Treatment-Related Serious TEAE	3 (6.4)	3 (6.4)
Fatal TEAE, n (%)	0	0
TEAE Leading to Discontinuation, n (%)	1 (2.1)	1 (2.1)

- Across all periods, most participants (72%) had TEAEs that were mild or moderate in severity
  - One participant (2.1%) discontinued due to a TEAE; discontinuation was in part due to a TEAE of IRR (and other adverse events considered not related to drug)
  - Three participants (6.4%) had serious TEAEs that were considered related to treatment
    - Two participants with IRRs (one mild, one severe)[3;] both recovered and received subsequent doses
    - One participant with anemia (moderate CTCAE grade); participant remains stable with continued dosing
- In the 24-week treatment period (BL to W24), the most frequent TEAEs (>20%) were IRRs[3], anemia, vomiting, pyrexia, upper respiratory infection, and rash; the majority of these were mild to moderate in severity
  - Most IRRs were clinically manageable with standard pre-medications and/or adjustment of infusion time

Phase 1/2 safety and clinical data supports broad indication for treatment of full spectrum of MPS II

1. TEAE by maximum severity; **2.** Missing intensity was summarized as severe; **3.** IRRs including allergic reactions and anaphylaxis; **BL** – Baseline; **CTCAE** – Common terminology criteria for adverse events; **IRR** – Infusion-related reaction; **MPS II** – Mucopolysaccharidosis type 2; **TEAE** – Treatment emergent adverse event; **W** – Week.

DENALI ©2025 Denali Therapeutics Inc. 57

Tividenofusp Alfa Global Phase 2/3 Study Design

Design

- **Duration: Cohort A:** 96-week study + extension | **Cohort B:** 48-week study + extension
- **Study Design:** Randomized double-blinded active control


Week 1
Week 96
(End of Study)
Treatment Period
DNL310 Open Label
DNL310 15 mg/kg
Week 24-72
Allow Blinded
Treatment Switch
SOC (idursulfase)
MPS II Population
Cohort A:
Neuronopathic
MPS II
Cohort B:
Non-Neuronopathic
MPS II
Randomization (2:1)
(DNL310:idursulfase)
Weekly IV Dosing
Treatment Period
DNL310 Open Label
DNL310 15 mg/kg
Week 24-36
Allow Blinded
Treatment
Switch
SOC (idursulfase)
End of Study
Week 1
Week 48 (End of Study)

IV, intravenous; MPS II, mucopolysaccharidosis type II; SOC, standard of care.

NCT05371613

Study Population

- **Cohort A:** Neuronopathic MPS II, aged ≥2 to <6 years
- **Cohort B:** Non-neuronopathic MPS II, aged ≥6 to <26 years
- Receiving idursulfase for >4 months

Key Endpoints

- **Cohort A:** CSF HS, Vineland-3, BSID-II, serum NfL
- **Cohort B:** 6MWT
- **Cohorts A & B:** Urine HS and DS, Liver and Spleen MRI volume, Patient / Caregiver Impression of Change, Safety

Rigorous design to confirm efficacy and safety and support global approvals

BSID – Bayley Scales of Infant Development; **CSF** – Cerebrospinal fluid; **ERT** – Enzyme replacement therapy; **HS** – Heparan sulfate; **IV** – Intravenous; **MPS II** – Mucopolysaccharidosis type II; **NfL** – Neurofilament light chain; **SOC** – Standard of care

DENALI ©2025 Denali Therapeutics Inc. 58

Tividenofusp Alfa Development and Regulatory Path

PDUFA Target Action Date: April 5, 2026

Preparing for Commercial Launch

- Filed BLA for accelerated approval; granted priority review
- BLA includes data from open-label, global Phase 1/2 study (N=47)
- Up to 18 years of age
- Treatment duration up to five years
- Measuring biomarkers, safety, and exploratory clinical outcomes

47 **Phase 1/2 participants**

Phase 2/3 Study Ongoing

Supporting Global Approvals

- Randomized, double blind, controlled study (N~63)
- Ages ≥2 to <6 y.o. (Cohort A, neuronopathic)
- ≥6 to <26 y.o. (Cohort B, non-neuronopathic)
- Co-primary endpoints: CSF HS and Vineland-III
- Peripheral endpoints: liver/spleen volume, 6MWT, ABR and others

63 COMPASS **participants**

Robust data package supporting a target indication for the full MPS II phenotype spectrum

PDUFA – Prescription Drug User Fee Act; **CSF** – Cerebrospinal fluid; **HS** – Heparan sulfate; **6MWT** – 6-minute walk test; **ABR** – Auditory brainstem response

59 VIDEOS

DENALI ©2025 Denali Therapeutics Inc. 60

Tividenofusp Alfa is the Cornerstone of the ETV Franchise

	Immediate 2026	Near / Mid Term 2027 – 2028	Mid / Long Term 2028+	Clinical Value Potential
Tividenofusp alfa (MPS II) First commercial launch	☑ US AA PDUFA April 5, 2026	☑ Initial International Launches	☑ Full Global Potential	• Only therapy shown to normalize disease biomarkers in CSF and periphery
DNL126 (MPS IIIA) Path to US AA		☑ US AA	☑ Global Launch	• Ability to normalize CSF heparan sulfate
DNL952 (Pompe Disease) IND application filed[1]			☑ Global Launch	• TfR-enhanced delivery of GAA to muscle

The ETV franchise can deliver transformative treatments for the LSD community

1. Protocol amended and response to FDA submitted regarding clinical hold; **US AA** – United States Accelerated Approval; **PDUFA** – Prescription Drug User Fee Act; **CSF** – cerebrospinal fluid; **IND** – investigational new drug; **TfR** – transferrin receptor; **GAA** – acid alpha-glucosidase enzyme; **LSD** – lysosomal storage disorders

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Overview of MPS IIIA (Sanfilippo Type A)

- Lysosomal storage disorder caused by deficiency in **SGSH gene encoding sulfamidase**
- Disease hallmark is accumulation of glycosaminoglycan (GAG) **heparan sulfate**, particularly in CNS
- **~1,500+** patients worldwide[1]. Life expectancy for MPS IIIA patients is 15 years[2].
- Almost **all patients have CNS symptoms**, including developmental delay, behavioral disturbances, seizures, and cognition and motor decline following onset (typically between ages of 2 and 6)
- **No current standard of care**, but gene and cell therapies in clinical development



Currently no disease-modifying therapies are available

1. Excluding China and India; **2.** Lavery et al. 2017 *Orphanet J Rare Dis*; **CNS** – Central nervous system

62 DNL126 (ETV:SGSH) Delivers SGSH to the Brain DNL126 aims to address the relentless neurodevelopmental disease progression in MPS IIIA TransportVehicle • Achieved biomarker proof-of-concept in Phase 1/2 • Aligned with FDA on accelerated approval path in MPS IIIA • Selected for FDA START program • Phase 1/2 enrollment completed • Phase 3 protocol under development Program Status SGSH ETV:SGSH SGSH FDA – U.S. Food and Drug Administration; START – Support for clinical Trials Advancing Rare disease Therapeutics

DENALI ©2025 Denali Therapeutics Inc. 63

DNL126 Phase 1/2 Clinical Study: MPS IIIA (Sanfilippo type A)

Study Population

- Cohorts A1 – A3: Severe and attenuated MPS IIIA aged ≥ 2 to < 18 years
- Cohort B1: Severe MPS IIIA aged < 28 months
- Cohort B2[1]: Siblings of participants in B1

Dose Finding Cohorts

Cohort A1

Cohort A2

Key Efficacy Cohorts

Cohort A3

Cohort B1

Key Endpoints

- Safety
- CSF HS
- Serum NfL
- Urine HS
- Liver Volume
- PK
- Immunogenicity

NCT06181136

Treatment Period

- **Duration:** 25-week core study + open label extension
- **Study Design:** Open label

Phase 1/2 initial data to be presented in platform presentation at WORLD Symposium 2026

1. No participants enrolled in optional Cohort B2. **CSF** – Cerebrospinal fluid; **HS** – Heparan sulfate; **MPS IIIA** – Mucopolysaccharidosis type IIIA; **NfL** – Neurofilament light chain; **PK** – Pharmacokinetics

64 Study Data for the DNL126 Accelerated Approval BLA – Biologics licensing application; AA – Accelerated approval; CSF – Cerebrospinal fluid; HS – Heparan sulfate Expected BLA submission and approval in 2027 Data for BLA Submission • At least 49 weeks of data for all participants (Cohorts A1-A3, B1; n=20) • CSF HS reduction from baseline in key efficacy cohorts (n=12) – surrogate endpoint reasonably likely to predict clinical benefit • Supportive data on central and peripheral biomarkers, clinical endpoints • Long-term safety up to ~2.5 years

65 Enzyme TransportVehicle Franchise for Lysosomal Storage Disorders Tividenofusp Alfa: Market Opportunity & Commercial Launch Plans Katie Peng Chief Commercial Officer

DENALI ©2025 Denali Therapeutics Inc. 66

Living it.

We are simply amazed at his overall health and what he is capable of that we never dreamed possible when we received his diagnosis.

He has a rich vocabulary and imagination, loves listening to books, and he literally never stops talking. We are able to engage in so many family activities we enjoy together that we weren't sure we would ever be able to do as a whole family. With that said, life is not simple or easy by any means.

It is really incredible to reflect on how far he has come, while also making us wish that we could have begun treatment so much earlier … It makes us wonder (and hope) for what could be for those children who will … someday be able to initiate brain-targeted therapy at the earliest possible moment. **We are literally changing the future, truly creating a future that hasn't existed, for every family that comes ahead.**

– Message from current clinical study family to Denali

Waiting for it.

"60% of respondents emphasized the need for therapies that cross the BBB — underscoring the urgency for options that address cognition."

Recent community survey in partnership with Project Alive.

Watching it.

Change is not easy. As new treatments emerge, we know families are watching closely — seeking reassurance through others' experiences and outcomes.

Our goal is to make these early experiences with tivi both positive and inspiring, building confidence for families considering a future switch.

- ✓ Engagement with HCPs
- ✓ Payer and access strategy
- ✓ Working with advocacy to shape our plans
- ✓ Dedicated Patient Services Team

From lived experiences to hopeful anticipation — the Hunter community's voices guide our next chapter.

Denali Hunter Syndrome Patient Advocacy Survey Distributed 12/10/24-1/20/25; **BBB** – Blood-brain barrier; **HCPs** – Healthcare professionals

67 Hunter Syndrome Patients Fall on a Disease Spectrum, with CNS and Peripheral Manifestations in All Tividenofusp alfa has the potential to address both CNS and peripheral manifestations of disease Peripheral Disease Manifestations Range from Mild to Significant Vary in severity; same symptoms may occur as in severe patients, although over longer time CNS Symptoms Appear and Progress Over Time e.g., behavioral issues, inattentiveness, retinal degeneration Significant Peripheral Disease e.g., facial dysmorphism, enlarged spleen/liver, joint stiffness, and eventually pulmonary and cardiac complications Severe Phenotype Attenuated Phenotype Birth Age 10 Age 20 Age 30+ Significant CNS Disease e.g., reduced cognitive function, communication skills, motor skills (some require wheelchair) Significantly Shorter Lifespan (10-20 years) Lifespan into Early Adulthood CNS – Central nervous system

DENALI ©2025 Denali Therapeutics Inc. 68

Tivi Has the Potential to Reduce the Disease Burden and Extend Survival, Leading to Growth in the MPS II Population

Current Standard Of Care Paradigm

The prevalent MPS II population reflects a higher early death rate for individuals born with severe disease


Incidence
30% attenuated
70% severe
Prevalence
50% attenuated
50% severe

~30 pts diagnosed per year in U.S.

~400-500 pts in U.S.
~2000 pts WW

Future Tivi Treatment Paradigm


Prevalence

Larger MPS II population overall as individuals treated with tivi live longer, healthier lives



MPS II – Mucopolysaccharidosis type II; **WW** – worldwide

69 Tivi Setting a New Bar for the Treatment of MPS II All strategies and tactics are subject to Legal review prior to implementation; GAG – Glycosaminoglycans; FDA – U.S. Food and Drug Administration; MPS II – Mucopolysaccharidosis type II Tividenofusp alfa is an enzyme replacement therapy for all people with Hunter syndrome. It is the first therapy to treat both the brain and body, and the only therapy to normalize GAG levels. Broad Indication Statement Differentiated Positioning Reason to Believe No need to determine disease severity (pending FDA label) Only option to address all disease manifestations GAG normalization fundamental to tivi's potential of delivering superior clinical outcomes

70 Our Stakeholders Are Ready and Waiting for Tivi 1. HCP Insights from HCP Survey (N=68) conducted in Q1 2025 and from KOL Adboard conducted March 2025; 2. Caregiver Insights from Caregiver Survey (N=47) Conducted Q4 2024; 3. Payer Insights from AdBoard conducted April 2025 and Payer Engagements; All strategies and tactics are subject to Legal review prior to implementation. Patients & Caregivers Payers • Recognize significant unmet needs across brain and body • 90% view tivi’s data as highly motivating to prescribe • No overall concerns with safety profile • Perceive significant unmet needs, across brain and body • 80%+ are aware of new treatments coming and excited to try tivi • Advocacy orgs and peer to peer communications most influential • Robust payer engagement underway • Perceive therapeutic benefit due to ability to cross the BBB • View tivi’s benefit/risk profile favorably Physicians

71 Strategy and Path to Establish Tivi as Standard of Care All strategies and tactics are subject to Legal review prior to implementation; COE – Centers of excellence; P&T – Pharmacy & Therapeutics committee Activate and maintain switch to tividenofusp alfa Broad Patient Reach Through Community Centered, High-Touch Engagement Model Seamless Access for All Patients Payer education Engaging P&T at COEs Strong partnership Disease state awareness campaign Medical congresses COE engagement Comprehensive patient support programs Experienced distribution network Account profiling & in-servicing Experienced field team ready to go Payer & P&T Preparation Community & Advocacy Scientific & Clinical Engagement Patient Access & Support Provider & Institutional Preparation Drive fast broad coverage

72 Strong Scientific Outreach and Community Engagement All strategies and tactics are subject to Legal review prior to implementation; HCPs – Healthcare professionals Continued engagement with the Hunter syndrome community and HCPs Scientific Outreach Advocacy Partnerships & Community Council Policy Support

73 Denali Pricing Principles Expect to price tivi at a premium to standard of care, balancing access with the value to patients Access Enable broad, equitable, and sustainable access for patients, the healthcare system, and society Value of Our Medicines Reflect the clinical, economic, and societal value delivered by our medicines Affordability Address affordability by providing comprehensive support to patients and families Fuel R&D Ensure our ability to fuel R&D in the pursuit of meaningful and impactful treatments All strategies and tactics are subject to Legal review prior to implementation.

DENALI ©2025 Denali Therapeutics Inc. 74

Broad Reimbursement Supported by Clear Clinical Value Proposition for Tividenofusp Alfa

Value Proposition: Tividenofusp alfa could become the first FDA-approved ERT to cross the BBB to target the CNS and eliminate GAG buildup in both brain and body for all MPS II patients

Significant Disease Burden

- Progressive disease with widespread organ involvement
- Significant decline across brain and body

Current SoC Leaves Many Unmet Needs

Current SoC ERT:

- Does not treat CNS symptoms
- Cannot adequately penetrate hard-to-reach peripheral tissues

Low Budget Impact

- U.S. prevalence of ~400 – 500 patients
- ~1-2 MPS II patients per 1-million-member plan

Commercial & Medicaid

- ~50/50 across Commercial & Medicaid
- Longer time to coverage on Medicaid compared with commercial

Payer coverage will be achieved by communicating compelling tividenofusp alfa value proposition

All strategies and tactics are subject to Legal review prior to implementation; **ERT** – Enzyme replacement therapy; **SoC** – Standard of care; **MPS II** – Mucopolysaccharidosis type II; **GAG** – Glycosaminoglycans

75 Concentrated Stakeholders Enable Us to Reach All Patients Treated Across the 80 to 100 Centers of Excellence in the U.S. All strategies and tactics are subject to Legal review prior to implementation; MPS II – Mucopolysaccharidosis type II 400 to 500 patients in the US on SoC ERT Most MPS II patients treated by clinical geneticists at ~80-100 genetic centers MPS II Patient Distribution MPS II Treating Physician Distribution

76 Concentrated Stakeholders Enable Us to Reach All Treaters Across the 80 to 100 Centers of Excellence in the U.S. All strategies and tactics are subject to Legal review prior to implementation; MPS II – Mucopolysaccharidosis type II 400 to 500 patients in the US on SoC ERT Denali has already established relationships with all major MPS II treatment centers MPS II Patient Distribution Denali’s Established Relationships

77 Built a Winning Team Ready for Launch All strategies and tactics are subject to Legal review prior to implementation; LSD – Lysosomal storage disorders Leadership Team US Field Team Significant Experience Across Functions ✓ Product Strategy ✓ US and Global Marketing ✓ US and Ex-US Market Access ✓ Market Planning and Analytics ✓ Medical Affairs & Med Info ✓ Field Sales ✓ Field Medical ✓ Patient Advocacy 25+ Successful Product/Indication Launches Worldwide Including Rare Diseases Deep Industry and Disease Expertise ✓ 25 Years Average Biopharma Industry Experience ✓ 96% LSD / Rare Disease Experience ✓ Average Rare Disease Experience: 12 Years Multiple Successful Product Launches All Rare Diseases

78 Tividenofusp Alfa Launch Expected to Follow Established Rare Disease Launch Dynamics All strategies and tactics are subject to Legal review prior to implementation; HCPs – Healthcare professionals; SoC – Standard of care • Physicians start prescribing tivi • Many patients wait until their scheduled visit to discuss tivi • Commercial insurance approvals by policy; Medicaid more limited Initial uptake constrained by operational aspects of launch • Hospitals need to stock tivi • HCPs discuss with families • Insurance approval only by medical exception • Need to schedule initial infusion • HCPs see tivi as the SoC • All patients offered tivi as an option, including those newly diagnosed • Streamlined access for most patients (Commercial and Medicaid) • Patient persistence and growth leads to sustained revenue growth ~First Quarter of Launch ~First Year of Launch Years 2-4 of Launch Initial Phase Early-Stage Adoption Streamlined Adoption Preparing for Patient Uptake Patient Uptake In Full Swing Continued Patient Uptake and Persistence Leads to Fast Revenue Growth Patients on Drug Revenue

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Majority of Global Market Available Based on U.S. Accelerated Approval and/or Phase 1/2 Data



- We will pursue ex-U.S. approvals via the U.S. Certificate of Pharmaceutical Product (CPP) for marketing authorization or conditional pathways, as available
- We are targeting all ~2,000 patients worldwide in commercially accessible geographies

~33% of Market
Short Term[1] (2026-2027)

~33% of Market
Mid-Term[1] (2027-2028)

~33% of Market
Longer Term (2028+)

Note: Based on estimated WW split of Elaprase annual revenues of $650M to $700M, assuming we launch in ~90-95% of Elaprase geographies; 1. COMPASS Phase 2/3 data not needed for regulatory filings; All strategies and tactics are subject to Legal review prior to implementation.

DENALI ©2025 Denali Therapeutics Inc. 80

Building a Rare Disease Franchise: First Two Near-Term Launches Combined Opportunity of >$1B


Revenue
Time
DNL126 Int'l Revenue
DNL126 US Revenue
Tivi Int'l Revenue
Tivi US Revenue

Successfully Launching Tividenofusp Alfa Will Be the Bedrock of a Successful Commercial Franchise

Significant Near-Term Opportunity
- Revenue starting 2026
- $1B+ Opportunity between MPS II and MPS IIIA

Infrastructure Synergies
- Plan to leverage existing Denali infrastructure across both launches
- Ability to redeploy resources to translate into favorable margins

Established LSD Leadership
- Established relationships with key LSD stakeholders
- Ability to drive increasingly fast launches and product uptake throughout franchise

All strategies and tactics are subject to Legal review prior to implementation.

81 Enzyme TransportVehicle Franchise for Lysosomal Storage Disorders Moderated Panel: MPS II Community Perspectives Barbara Burton, M.D., Kim Stephens, Ph.D., and Jason Madison

82 Enzyme TransportVehicle Franchise for Lysosomal Storage Disorders Building a Broader ETV Portfolio Peter Chin, M.D. Acting Chief Medical Officer and Head of Development

DENALI ©2025 Denali Therapeutics Inc. 83

DNL593 (PTV:PGRN) Delivers PGRN to Key Cell Types in the Brain

PTV:PGRN


TransportVehicle™
Full Length PGRN

Program status: Phase 1/2 Study Ongoing

Key Characteristics

- Molecule delivers full length PGRN that retains binding to Sortilin receptor
- TfR tuned to maximize delivery of PGRN to the CNS and uptake into lysosomes of neurons and glial cells
- Fc domain portion of TransportVehicle™ improves manufacturability and drug-like properties

DNL593/TAK-594* approach is highly differentiated from competitor PGRN approaches

*In collaboration with Takeda

DENALI ©2025 Denali Therapeutics Inc. 84

PGRN Depletion Results in Lysosomal Abnormalities Rescued by DNL593


Rescue of a lysosomal storage disorder caused by *Grn* loss of function with a brain penetrant progranulin biologic

Cell

Todd Logan,[1,6] Matthew J. Simon,[1,6] Anil Rana,[1,7] Gerald M. Cherf,[1,7] Ankita Srivastava,[1,7,8] Sonnet S. Davis,[1] Ray Lieh Yoon Low,[1] Chi-Lu Chiu,[1] Meng Fang,[1] Fen Huang,[1] Akhil Bhalla,[1] Ceyda Llapashtica,[1] Rachel Prorok,[1] Michelle E. Pizzo,[1] Meredith E.K. Calvert,[1] Elizabeth W. Sun,[1] Jennifer Hsiao-Nakamoto,[1] Yashas Rajendra,[1] Katrina W. Lexa,[1] Devendra B. Srivastava,[1] Bettina van Lengerich,[1] Junhua Wang,[1] Yaneth Robles-Colmenares,[1] Do Jin Kim,[1] Joseph Duque,[1] Melina Lenser,[1] Timothy K. Earr,[1] Hoang Nguyen,[1] Roni Chau,[1] Buyankhishig Tsogtbaatar,[1] Ritesh Ravi,[1] Lukas L. Skuja,[1] Hilda Solanoy,[1] Howard J. Rosen,[2,3] Bradley F. Boeve,[3,4] Adam L. Boxer,[2,3] Hilary W. Heuer,[2,3] Mark S. Dennis,[1] Mihalis S. Kariolis,[1] Kathryn M. Monroe,[1] Laralynne Przybyla,[1,5] Pascal E. Sanchez,[1] Rene Meisner,[1] Dolores Diaz,[1] Kirk R. Henne,[1] Ryan J. Watts,[1] Anastasia G. Henry,[1] Kannan Gunasekaran,[1]


Grn +/+

LAMP2
Lysosome Marker

BMP
Lipid critical for lysosome activity

PGRN
Localized to lysosome


Saline Treatment
Grn –/–; TfR KI
DNL593 Treatment
Grn –/–; TfR KI
GFAP I IBA1 I CD68
20 µm
20 µm


GFAP
Relative GFAP Signal (% WT)
20
15
10
5
0
***
*
**
Saline
Saline
PTV Weekly
PTV EOW
TfR KI
Grn –/–; TfR KI


CSF Neurofilament Light (NfL)
NfL Concentration (ng/mL)
2.5
2.0
1.5
1.0
0.5
0
***
#
*
Saline
Saline
PTV Weekly
PTV EOW
TfR KI
Grn –/–; TfR KI

In preclinical models, DNL593 improves both glial activation and neurodegeneration biomarkers relevant in FTD-*GRN*

Logan et al. *Cell* 2021

DENALI ©2025 Denali Therapeutics Inc. 85

DNL593 Mechanism Is Distinct from Other Therapeutic Approaches


FTD-GRN
Healthy Patients
Untreated Patients
Anti-Sortilin Antibody
DNL593
Lysosome
Lysosome
Lysosome
Lysosome
Functional Lysosomes
Circulating PGRN
Normal Function
Lysosomal Dysfunction
Reduced Circulating PGRN
Abnormal Function
Greater Lysosomal Dysfunction
Circulating PGRN
Partial Function
Functional Lysosomes
Circulating PGRN
Normal Function
Endogenous PGRN
Sortillin
Tf Receptor (TfR)
Anti-Sortillin Antibody
DNL593/TAK-594

DNL593 is a protein replacement therapy designed to restore extracellular and lysosomal PGRN while Anti-Sortilin MOA boosts extracellular PGRN but leaves lysosomal deficiency unresolved

Modified from Simon et al. *TICB* 2022

DENALI ©2025 Denali Therapeutics Inc. 86

DNL593 Phase 1/2 Clinical Study

Study Population

- Part A: healthy volunteers aged ≥ 18 to ≤ 55 years
- Part B: *GRN* mutation carriers; symptomatic participants diagnosed with FTD-*GRN*; aged ≥ 18 to ≤ 80 years
- Part C: participants who complete Part B

Completed

SAD Cohort A

Enrolling (Screening Closed)

MAD Cohort B

Optional OLE Ongoing

MAD Cohort C

Goals & Objectives

- Part A: safety, PK
- Parts B & C:
  - Safety, PK, PD biomarkers
  - Clinical, neuropsychology, and imaging outcomes

NCT 05262023

Treatment Period

- **Duration:** 25-week core study + open label extension
- **Study Design:** Randomized double blinded placebo controlled

Phase 2 Part B interim data in patients with FTD-*GRN* will read out in 2026

FTD – Frontotemporal dementia; ***GRN*** – Granulin; **MAD** – Multiple ascending dose; **PD** – Pharmacodynamics; **PK** – Pharmacokinetics; **SAD** – Single ascending dose

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Accumulating ETV Clinical Experience Supports Broad Platform Potential

Franchise	Current Study	Efficacy to Date	Safety to Date
tividenofusp alfa DNL310 **MPS II** (Hunter syndrome)	**Phase 1/2** DNLI-E-0002 Primary analysis[1]	• >90% reduction in CSF HS • Normalization of CSF and urine HS • Reduction and normalization of serum NfL	• IRR's clinically manageable and decrease over time • Anemia: early declines in hemoglobin generally returning to baseline, clinically manageable, no discontinuations due to anemia • Anemia frequently observed at baseline in MPS II
ETV:SGSH DNL126 **MPS IIIA** (Sanfilippo syndrome)	**Phase 1/2** DNLI-I-0001 Initial data[2]	• Biomarker POC achieved	• IRR's clinically manageable and decrease over time • Anemia: mild anemia (Grade 1) in 1 participant with iron deficiency at baseline
PTV:PGRN DNL593 **FTD-*GRN*** (Frontotemporal dementia-granulin)	**Phase 1/2** DNLI-H-0001 Blinded study ongoing[3]	• Dose-dependent increase in CSF progranulin in healthy volunteers	• IRR's appear clinically manageable with standard measures including pre-medications • No anemia-related TEAEs to date

Robust CNS activity and manageable safety observed across multiple ETV programs

1. October 9, 2024 CCOD (N=47); 2. June 4, 2025 CCOD (N=14); 3. As of November 20, 2025; **CCOD** – clinical cut off date

DENALI ©2025 Denali Therapeutics Inc. 88

DNL952 (ETV:GAA) Enhances Delivery of GAA to Muscle

ETV:GAA


TransportVehicle™
GAA Enzyme

Program status: Protocol amended and response to FDA submitted regarding clinical hold

Key Characteristics

- Molecule delivers GAA to whole body, including difficult to access tissues
- TfR tuned to maximize delivery of GAA to both muscle and CNS
- Fc domain portion of TransportVehicle™ improves manufacturability and drug-like properties

DNL952 aims to improve GAA delivery to muscle over existing therapy and deliver GAA to the brain

89 DNL952 (ETV:GAA) Superior to Competitor Enzyme in Both Muscle and Brain Standard of care: Aval. – avalglucosidase alfa-ngpt DNL952 improves muscle and CNS biomarkers relative to 2nd generation ERT in a preclinical model Plasma Neurofilament Multiple Dose, IV (10X EOW) Muscle Lysosome Volume Multiple Dose, IV (5X EOW) Gaa WT-Vehicle Gaa KO-Vehicle Gaa KO-DNL952; Med Gaa KO-Aval; Med Gaa KO-DNL952; Low Gaa KO-DNL952; High LAMP2

90 DNL952 Phase 1 Clinical Study Plan Phase 1 biomarker data expected in 20271 Cohort Cohort Cohort B1 A2 A1 • Patients with Late Onset Pompe Disease (LOPD) • 2nd Gen ERT experienced (A Cohorts) and optional naïve (B Cohorts) Study Population • Safety • PK • Analysis of clinically established biomarkers • Immunogenicity Goals & Objectives 2nd Gen Treatment-Experienced Optional: Treatment-Naïve Optional: Additional Cohorts Treatment Period • Duration: 24-week core study + 24-week safety extension • Study Design: Open label 1. Protocol amended and response to FDA submitted regarding clinical hold; ERT – Enzyme replacement therapy; LOPD – Late onset Pompe disease; PK – Pharmacokinetics

DENALI ©2025 Denali Therapeutics Inc. 91

Building the ETV Franchise Portfolio

	Tividenofusp alfa (ETV:IDS; DNL310)	ETV:SGSH (DNL126)	PTV:PGRN (DNL593)	ETV:GAA (DNL952)	ETV:GCase (DNL111)	ETV:IDUA (DNL622)
						
	MPS II (Hunter syndrome)	**MPS IIIA** (Sanfilippo syndrome)	**FTD-*GRN*** (Frontotemporal dementia-granulin)	**Pompe Disease**	**Parkinson's and Gaucher**	**MPS I** (Hurler syndrome)
Patients WW[1]	**~2,000**	**~1,500+**	**~25,000+**	**~5,000 – 10,000**	**~300,000+ (GBA-PD)** **~10,000 – 15,000 (GD)**	**~1,500+**
Status	Phase 2/3 BLA filing[2]	Phase 1/2	Phase 1/2	IND application submitted[3]	IND-enabling	IND-enabling

We are developing the next generation of enzyme replacement therapies designed to treat brain and body manifestations of serious genetic diseases

WW – Worldwide; **BLA** – Biologics license application; **IND** – Investigational new drug application; **GBA-PD** – Parkinson's Disease with GBA mutation; **GD** – Gaucher's Disease;
1. Excluding China and India; **2.** PDUFA target action date of 4/5/26 for accelerated approval; **3.** Protocol amended and response to FDA submitted regarding clinical hold

92 TransportVehicle Platform: Transforming Treatment for Alzheimer’s Disease (AD) Why Now Is the Time for Breakthroughs in AD Ryan Watts, Ph.D. Chief Executive Officer

93 Opportunity is Breaking Open in Alzheimer’s Disease (AD) TfR – Transferrin receptor; ARIA – Amyloid-related imaging abnormalities • Discovery programs for multiple AD targets • Best in class opportunities to improve efficacy and safety Opportunity for New Therapies to Improve Efficacy and Safety Unmet Needs Include: • Faster plaque reduction • Lower doses • More convenient delivery • Reduced risk of ARIA Recent Advances Bring New Hope to People Living with AD • New anti-amyloid therapies are the first disease modifying treatments • New biomarkers and imaging tools • New targets show promise in clinical testing, e.g., tau • TfR-based targeting technology shows promise in clinical testing Denali is Positioned to Deliver the Next Generation of AD Therapies ATV:Abeta OTV:MAPT 55 Million People Live with AD and Other Forms of Dementia We Aim to Deliver Effective Medicines with Broad Societal Impact

94
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94

Three Pillars of Alzheimer's Disease Pathology

	1 Amyloid-Beta (Abeta) Plaques	2 Neurofibrillary (Tau) Tangles	3 Neuroinflammation & Hypometabolism
			
Disease Pathology	Often thought to be the "trigger" that kicks-off the disease	Most closely associated with cognitive decline in AD	Characterized by microglial activation
Therapeutic Strategy	Anti-Abeta clinically validated	Knockdown of Tau emerging as optimal strategy	Currently higher biology risk; ideal mechanism unclear
TV Opportunity	Clear path to differentiate with TfR	TfR delivery enables improved BioD and peripheral dosing	TfR delivery possible pending target validation

Walker L, *Free Neuropath*, 2020; Bengoa-Vergniory et al, *Acta Neurop*, 2021; Fernandez-Arjona et al, *Frontiers*, 2017

DENALI ©2025 Denali Therapeutics Inc. 95

Alzheimer's Disease Progresses Over Decades

Hallmarks of AD Pathology


Normal Amyloid −
Normal Amyloid +
AD patient Amyloid +
Amyloid PET [18F]Florbetapir
Tau PET [18F]Flortaucipir
0.0
0.8
1.2
2.4

Major AD Pathophysiological Hallmarks in Relation to Clinical Course


CDR = 0
CDR = 0.5
1
2
3
No Disease
Preclinical AD
(~15-20 years)
Onset of Cognitive Impairment
Symptomatic AD
(~7-10 years)
Major AD Pathophysiological Hallmarks
Synaptic/ Neuronal Function and Density
Aβ Deposition (neuritic plaques)
Microglia and Astrocyte Activation
Tau Pathology (NFT)

Left image from Carney Institute for Brain Science / Brown University (HEAD Study); Right image adapted from Long and Holtzman (2019) *Cell* Volume 179, Issue 2p312-339

96 Advancements in Biomarkers Enable AD Trial Optimization AD trial precision, speed and efficiency improved by recent biomarker breakthroughs Blood PET CSF Advancements Patient ID Abeta pTau Abeta Tau Abeta • Tests less expensive and less invasive • Accurately IDs patients for study inclusion Patient Stratification – Tau – • Stratification by tau severity predicts clinical progression rate and response magnitude Target Engagement (TE) pTau Abeta Tau Tau pTau • Enables assessment of magnitude and duration of tau therapy • Enables TE assessment for Abeta therapy Current Biomarkers in AD Clinical Studies

97 AD Treatment Landscape is Rapidly Evolving TransportVehicle is positioned to deliver best in class Next-Gen TfR-enabled therapies for AD Safety Efficacy Route of Administration 1st Gen Abeta (Abeta mAbs) – + IV Risk of ARIA; modest benefit Next-Gen Abeta TfR-Enabled Antibody + +++ IV, SC Better brain uptake, faster plaque clearance and safer route of entry into brain 1st Gen Tau (ASO/siRNA) + + IT Limited brain biodistribution Next-Gen Tau TfR-Enabled ASO/siRNA + ++ IV Better brain uptake and more convenient / less invasive

DENALI ©2025 Denali Therapeutics Inc. 98

The Future of Alzheimer’s Disease Prevention: Treating Before Cognitive Decline Begins

Preclinical Alzheimer’s Disease

- Earliest stages of AD
- Brain changes begin
- **No signs of cognitive decline**
- Positive brain biomarkers (lesions)



PET Amyloid / Tau

Cognitive Decline

Future State: Early Diagnosis & Safe Treatments

- Accessible screening, simple blood tests
- Safe treatments, i.e., minimize ARIA risk
- Prevent cognitive decline

Goal: Treat Early to Prevent Decline


Aging
Preclinical
MCI
Dementia
Cognitive Function
Years

We See a Promising Future for AD with the TransportVehicle™

99 TransportVehicle Platform: Transforming Treatment for Alzheimer’s Disease (AD) Next-Generation of TV-Enabled Therapeutics for AD Joe Lewcock, Ph.D. Chief Scientific Officer

100 DNL921(ATV:Abeta) Designed to Maximize Efficacy and Improve Safety DNL921 is highly differentiated and has potential for best-in-class BBB-enabled Abeta mAb TransportVehicle cisLALA Abeta Binding • TfR engagement tuned to maximize CNS biodistribution and target engagement while minimizing ARIA • cisLALA architecture that is unique to TV allows molecule to safely retain effector function • Designed to preferentially bind oligomeric Abeta and minimize monomer binding Key Characteristics Program status: IND/CTA filing in 1H 2026 ATV:Abeta

101 DNL921 Exhibits Superior Target Engagement and Deeper Brain Penetration Compared to First Gen Anti-Abeta 10 mg/kg, 24 hrs post-dose, iDISCO-cleared hemibrain; signal represents amyloid plaque engagement DNL921 1st Generation Anti-Abeta

DENALI ©2025 Denali Therapeutics Inc. 102

ATV:Abeta Displays Reduced ARIA Due to TfR-Mediated Brain Uptake

Incidence of MRI Lesions

5xFAD; TfR$^{mu/hu}$ KI; QW IP



# of Mice with ARIA Event
10
8
6
4
2
0
Dose escalation
0 2 4 6 8 10 12
Time (weeks)
Anti-Abeta (5-10 mg/kg)
ATV: Abeta (5-10 mg/kg)
ATV: Abeta (1.75-3 mg/kg)

Biogen

Route of Entry into Brain

Conventional Anti-Abeta



Aβ plaque
CSF
PVS
Brain
Brain
Artery / Arteriole Zone



100 µm

ATV-Enabled Anti-Abeta



Aβ plaque
Brain
Brain
Microvessel (capillary) Zone



Colocalized Vascular Abeta & huIgG

Bypassing vascular plaque via TfR-mediated entry into the brain through capillaries and venules improves ARIA safety

Pizzo et al., *Science*, 2025

103 DNL921 Displays Greater Amyloid Plaque Engagement than Competitor TfR Architectures ATV:Abeta is highly differentiated and has potential for best-in-class BBB-enabled Abeta mAb C-term TfR Abeta (10mg/kg) DNL921 (10mg/kg) Day 1 Post-Dose Plaque Associated Antibody Plaque Associated Microglia Females Males Control IgG C-term TfR, Effector-Positive 10 mg/kg DNL921 10 mg/kg DNL921 3 mg/kg DNL921 1 mg/kg Day 1 Post-Dose cisLALA ATV:Abeta Abeta Binding TfR Binding C-term TfR Abeta TfR Binding Abeta Binding

104 Engineering a Better Amyloid Beta Targeting Therapeutic 1. Denali internal results and published data demonstrates effector function is required for maximal plaque clearance. 2. Assessment based on Denali’s preclinical data DNL921 (ATV:Abeta) has the potential to be the best-in-class anti-amyloid immunotherapy Approved Amyloid Beta Immunotherapies Modest clinical benefit with significant risk of ARIA and slow plaque reduction Opportunity for next-generation therapies to improve safety and efficacy Desired Feature ABBV-1758 Trontinemab DNL9212 Properties Optimized TfR Binding + + ++ Effector Function None Full Conditional Efficacy Better Brain Uptake ++ ++ +++ Improved Plaque Clearance –1 ++ +++ Safety Avoid ARIA ++ + +++ Avoid Anemia +++ + +++ Avoid Immunogenicity – – ++ All TfR-Based Anti-Amyloid Beta Therapeutics are Not Engineered Equal

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DNL921 Clinical Study Design Enables Rapid Proof of Concept

Ph 1/1b → Ph 3

Study Design

Study Population

SAD: Healthy Volunteers

MAD: Patients with biomarker confirmed Alzheimer's disease

SAD

MAD Cohort A

MAD Cohort B

MAD Cohort C

Duration: 28 weeks

Endpoints: Safety, Amyloid PET, Additional Biomarkers

Ph1b Objectives

- Safety
- Impact on Amyloid Plaque Load
- Dose Selection
- Additional biomarkers/imaging

IND/CTA submission planned for 1H 2026

Potential for safety and clinical proof of concept in 2027

SAD – Single Ascending Dose; **MAD** – Multiple Ascending Dose

DENALI ©2025 Denali Therapeutics Inc. 106

DNL628 (OTV:MAPT) Enables Tau Knockdown Throughout CNS Following Peripheral Administration

OTV:MAPT


MAPT ASO
TransportVehicle™

Program status: CTA Filed October 2025

Key Characteristics

- TfR engagement optimized to maximize CNS uptake & biodistribution of oligo
- Biologic and oligo portion of molecule are engineered to improve exposure and safety
- Design principles can be readily applied to additional OTV programs

DNL628 has best in class potential based on improved brain biodistribution via peripheral administration

107 OTV Eliminates Sharp ASO Gradient that Results from IT Dosing Barker et al., STM, 2024 OTV IV ASO IT Cervical Lumbar Cervical Lumbar Spinal Cord Enhanced ASO Deposition in Brain Regions that are Challenging to Target OTV IV ASO IT S tr ia tu m C e re b e ll u m

108 DNL628 Displays Robust and Sustained Knockdown in Mice Expressing Human Tau Triangles indicate individual doses over two week time period Robust and sustained reduction in tau protein with DNL628 Brain MAPT RNA and Tau Protein Knockdown (KD) Persists for >12 Weeks After Dosing 0 4 8 12 16 0.0 0.5 1.0 1.5 Weeks post study start (Dosing period = 3wks, so subtract 3 for Weeks post final dose) M A P T R N A e x p re s s io n (N o rm a liz e d t o G a p d h a n d S a lin e ) DNL628 Knockdown Timecourse in hTau x hTfR mice DNLI-24-23 and DNLI-23-202 MAPT RNA Tau Protein R e la ti v e e x p re s s io n v s . c o n tr o ls (R N A n o rm t o G a p d h ; P ro te in n o rm t o B C A ) Saline-treated controls 0 4 8 12 16 0.0 0.5 1.0 1.5 Weeks post study start (Dosing period = 3wks, so subtract 3 for Weeks post final dose) M A P T R N A e x p re s s io n (N o rm a liz e d t o G a p d h a n d S a lin e ) DNL628 Knockdown Timecourse in hTau x hTfR mice DNLI-24-23 and DNLI-23-202 MAPT RNA Tau Protein IV doseTarget protein KD Saline-Treated Controls 0 4 8 12 16 0.0 0.5 1.0 1.5 Weeks post study start (Dosing period = 3wks, so subtract 3 for Weeks post final dose) M A P T R N A e x p re s s io n (N o rm a liz e d t o G a p d h a n d S a lin e ) DNL628 Knockdown Timecourse in hTau x hTfR mice DNLI-24-23 and DNLI-23-202 MAPT RNA Tau Protein R e la ti v e e x p re s s io n v s . c o n tr o ls (R N A n o rm t o G a p d h ; P ro te in n o rm t o B C A ) Saline-treated controls 0 4 8 12 16 0.0 0.5 1.0 1.5 Weeks post study start (Dosing period = 3wks, so subtract 3 for Weeks post final dose) M A P T R N A e x p re s s io n (N o rm a liz e d t o G a p d h a n d S a lin e ) DNL628 Knockdown Timecourse in hTau x hTfR mice DNLI-24-23 and DNLI-23-202 MAPT RNA Tau Protein IV dose Protein PT RNA D se

DENALI ©2025 Denali Therapeutics Inc. 109

DNL628 Clinical Plan Designed to Quickly Determine Tau Knockdown in Brain

Ph 1b → Ph 2 → Ph 3

Study Design

Study Population

Patients with biomarker confirmed early Alzheimer's disease (CDR 0.5 to 1, MMSE 20-30)

MAD Cohort A

MAD Cohort B

MAD Cohort C

Duration: 24 weeks

Endpoints: Safety, CSF Tau, Additional Biomarkers

Ph1b Objectives

- Safety
- Impact on Tau levels
- Dose Selection
- Additional biomarkers/imaging

CTA submitted October 2025

Clinical biomarker data expected by 1H 2027

DENALI ©2025 Denali Therapeutics Inc. 110

Our TransportVehicle™ Platform Sets the Bar for BBB Delivery

Our Fc-based TransportVehicle™ (TV) Is Designed & Engineered to Optimize Brain Delivery

1 Modularity
Enables broad ability to transport range of therapeutics, such as enzymes, oligos and antibodies

2 Brain Uptake
Optimized affinity and epitope enhance brain delivery while limiting receptor degradation



BBB receptor binding site engineered into the **Fc for optimal properties and modularity**

3 Safety
Conditional effector function avoids reticulocyte loss and minimizes anemia liability potential

4 Architecture
High fidelity to natural protein (e.g., no appended sequences) improves stability, limits immunogenicity and improves ease of manufacturing

111 Study Week % C h a n g e f ro m B a s e li n e S e ru m N fL 60 40 20 0 -20 -40 -60 -80 -100 BL 7 13 24 37 49 61 73 85 97104 117 129 Modularity: TransportVehicle Can Deliver Diverse Therapeutic Modalities Khoury et al. Nature Communications (in press); NfL – Neurofilament light, a marker of neurodegeneration; Source: tau – Denali data on file, NfL – Adapted from SSIEM 2024 TransportVehicle enables broader brain biodistribution, enhanced target engagement, and normalization of key disease biomarkers ATV ETV TV enables ETV:IDS to reduce serum NfL by >80%, achieving normal levels TV provides high and uniform deposition of ATV across the brain with systemic delivery OTV TV enables sustained brain tau knockdown with OTV:MAPT systemic delivery Tau Knockdown NfL Correction 1.5 1.0 0.5 0.0 0 4 8 12 16 R e la ti v e E x p re s s io n v s . C o n tr o ls (R N A n o rm t o G a p d h ; P ro te in n o rm t o B C A ) Weeks Post Study Start Tau Protein MAPT RNA 1

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1 Modularity: TransportVehicle™ Is Compatible with Multiple Oligonucleotide-based Therapeutics

OTV:siRNA[1] Achieves Target Knockdown via RISC



Brain *MAPT* RNA and Tau Protein


Relative expression vs. Vehicle
(RNA norm to Gapdh; Protein norm to BCA)
1.5
1.0
0.5
0.0
0
2
4
6
8
Weeks post study start
Vehicle - MAPT RNA
Vehicle - tau protein
OTV - MAPT RNA
OTV - tau protein

OTV:PMO[1] Achieves Isoform Modulation via Splicing Interference



Brain *MAPT* RNA


Total MAPT Expression
(Normalized to Gapdh and Vehicle)
1.5
1.0
0.5
0.0
ns
Vehicle
OTV:PMO

Brain 4R *MAPT* RNA


4R MAPT Expression
(Normalized to Gapdh and Vehicle)
2.5
2.0
1.5
1.0
0.5
0.0
****
Vehicle
OTV:PMO

1. OTV:siRNA and OTV:PMO generated using publicly available oligo sequences as tools for platform proof of concept

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1 Modularity: TransportVehicle™ Is Capable of Leveraging Additional BBB Transporters

TfR TV Platform


TfR

- **Highly expressed** on brain endothelium
- Undergoes constitutive endocytosis and recycling = **high transport capacity**

SCIENCE TRANSLATIONAL MEDICINE | RESEARCH ARTICLE May 2020

BLOOD-BRAIN BARRIER

Brain delivery of therapeutic proteins using an Fc fragment blood-brain barrier transport vehicle in mice and monkeys

CD98hc TV Platform


CD98hc

- **Highly expressed** on brain endothelial cells
- Capacity and kinetics **distinct from TfR;** opportunity for distinct target classes nature communications

Article

CD98hc is a target for brain delivery of biotherapeutics

Dual TV Platform Binds Both TfR and CD98hc


TfR
CD98hc

- Leveraging capacity of **two transporters** enables maximal brain uptake

Cell Reports Article

Dual targeting of transferrin receptor and CD98hc enhances brain exposure of large molecules

We continue to invent and lead the BBB field

TfR remains most validated transporter with demonstrated high capacity in humans

114 Brain Uptake: Optimized Affinity of TransportVehicle Drives Brain Biodistribution and Efficacy Arguello et al., JEM, 2022 ETV:IDS shows broader biodistribution and greater GAG reduction than high affinity TfR in MPS II mouse model; results are consistent with clinical data from both architectures ETV:IDS High Affinity IgG:IDS Brain GAG Levels TfR Paratope TfR Epitope IDS 24 Hours 24 Hours 2

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3 Safety: TransportVehicle™ Engineering Enables Robust Brain Delivery Without Impacting Reticulocytes


Denali TV Platform
Competitor Epitope #2
Competitor Epitope #3
Competitor Epitope #1
Apical Domain
Protease Domain

Brain Concentration

Single Dose, IV 10 mg/kg (molar-matched)


Brain Concentration (nM)
6
4
2
0

Immature Reticulocytes

Single Dose, IV 10 mg/kg (molar-matched)


Blood reticulocytes (x10⁹/L)
600
400
200
0
***

Molecule	Architecture	Epitope	Effector Function
Control	Control IgG	N/A	Full
DNL921	TV- TfR in Fc	Apical	Conditional
Competitor #1	C-term TfR	Protease	Full
Competitor #2	C-term TfR	Apical	Full
Competitor #3	C-term TfR	Apical	None

Competitor Molecules generated at Denali based on publicly available information on TfR-binding anti-Abeta antibodies currently under development

DENALI ©2025 Denali Therapeutics Inc. 116

4 Architecture: Engineering of TfR Binding into Fc Domain in TransportVehicle™ Improves Stability


Abeta Binding
cisLALA
TfR Binding
ATV:Abeta
Abeta Binding
Potential clipping of TfR binding region
C-term TfR Abeta
TfR Binding


Intact Molecule
hIgG Capture vs. TfR Capture ELISA, Single Dose IV 10 mg/kg
Intact Molecule (relative to DNL921)
1.5
1.0
0.5
0.0
DNL921 only molecule that remains intact

Molecule	Architecture	Epitope	Effector Function
● DNL921	TV- TfR in Fc	Apical	Conditional
● Competitor #1	C-term TfR	Protease	Full
● Competitor #2	C-term TfR	Apical	Full
● Competitor #3	C-term TfR	Apical	None

Appended TfR binding regions on competitor molecules are clipped *in vivo*; may limit brain uptake

Competitor Molecules generated at Denali based on publicly available information on TfR-binding anti-Abeta antibodies currently under development

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TV Is Differentiated Relative to Other BBB Approaches


TransportVehicle™
TfR Binding
TfR Binding
TfR Binding
TfR Binding
TfR Binding
TfR Binding
TfR Binding

	DENALI	JCR Pharma	Roche	Aliada/Abbvie	Arrowhead	BioArctic	Alector
TfR Binding Format	Engineered into Fc	High affinity antibody fusion	Fab fusion	Single-chain variable fragment fusion	High affinity single-chain Fab	Single-chain variable fragment fusion	Single-chain variable fragment fusion
TfR Binding Domain	Apical	Apical	Apical	Protease-like	Apical	Protease-like	Apical
1 **Modularity**	Enzymes, Abs, oligos, proteins	Enzymes, gene therapy	Abs	Abs	Oligos	Abs	Claimed but limited data
2 **Brain Uptake**	Optimized for each program	High affinity limits uptake	Inferior compared H2H with TV	Inferior compared H2H with TV	No H2H data vs TV platform	Inferior compared H2H with TV	No H2H data vs TV platform
3 **Safety**	Conditional effector function	Safety caps at low doses	Some anemia	Safety strategy may limit efficacy	No data reported	Preclinical data only	Retic loss in monkey reported
4 **Architecture**	No appended sequences	Dose limited	Immunogenicity/ stability concern	Immunogenicity/ stability concern	Rapid clearance predicted	Immunogenicity/ stability concern	Immunogenicity/ stability concern

Clinical data reported (DENALI, JCR Pharma, Roche)

Clinical stage; No data reported (Aliada/Abbvie, Arrowhead)

Preclinical (BioArctic, Alector)

Heatmap based on publicly disclosures and head to head (H2H) data generated at Denali in preclinical models for any direct comparisons

DENALI ©2025 Denali Therapeutics Inc. 118

Expanding the TV Franchise


Market Opportunity ($B)
>$5
$1-$5
<$1
Investing now to unlock full potential
Enzymes
ETV
Lysosomal Storage Disorders
Enzymes
ETV
Oligonucleotides
OTV
Antibodies
ATV
Lysosomal Storage Disorders & Neurodegeneration
Additional Indications
3 IND Enabling Programs
>10 Additional Preclinical Programs
Continued Invention Across TV Platform
2020
2026+

We aim to recognize the full value of the TransportVehicle™ platform
Each TV Franchise has a market potential of $5B+

119 Integrated Manufacturing Driving Speed, Flexibility and Value Dana Andersen, Ph.D. Chief Technical and Manufacturing Officer

DENALI ©2025 Denali Therapeutics Inc. 120

Denali Platform Enables Efficient Manufacturing

TransportVehicle™ (TV) architecture uses antibody-like manufacturing processes


Enzymes
ETV
Oligos
OTV
Antibodies
ATV


Vial Thaw
Expansion
Scale-up & Fed-batch Production
Harvest
Protein A Affinity Chromatography
Viral Inactivation
2X Chromatography
Virus Filtration
Ultrafiltration/ Diafiltration
Formulation & Filling

Platform Efficiency

- Architecture enables 3-column antibody-like purification process
- Fits seamlessly within global antibody manufacturing capacity
- Royalty-free cell line and vector

Cost Impact

- Efficient processes enable projected COGS <20% of revenue
- Reduces cost and time to IND
- High productivity TV processes will support large markets

Strategic Use of Partners

- Leverage CDMOs for large-scale manufacturing to manage capacity and efficiency
- Drug product and oligonucleotide manufacturing outsourced until internalization is beneficial

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Denali Has Built Internal Manufacturing Capability

GMP Manufacturing Facility Completed and Operational

(Q1 2025)



- Purpose-built to support clinical production across the TransportVehicle™ platform

Strategic Benefits

Speed & Flexibility

- Enables rapid scale-up and response to evolving program needs
- Can nimbly reprioritize schedule when data supports moving quickly

Cost Efficiency

- Integrated development & manufacturing has reduced cost to IND
- Eliminates reservation fees at CDMOs

Risk Reduction

- Increases control over supply chain and product quality
- Mitigates tariff exposure

Integrated Platform Advantage

- Supports broad application of TransportVehicle™ technology
- Learnings leveraged across portfolio to increase efficiency


ETV
OTV
ATV

State-of-the-art Salt Lake City facility built for efficiency, flexibility, and speed to clinic

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Manufacturing Highlights



DENALI


Denali's Manufacturing Facility

- ~70,000 sq. ft. GMP facility constructed for < $80M in Salt Lake City, UT
- 2 × 2000-L fermenters with purification train
- Designed for single-use technology and modular expansion

Flexible, Efficient Operations

- Up to 40 batches per year with staff expansion
- Single-use design enables rapid changeover between programs
- Supports both early clinical and commercial manufacturing

2025

- 8 GMP & GLP batches
- Successful GMP audit enabling EU clinical supply

All future early clinical products and commercial launch of DNL126 planned from this facility

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Integrated Manufacturing Drives Speed, Flexibility & Value


Traditional Path Using CDMO
Molecule selection
Select Final Sequence
GLP Tox Mfg
GMP Mfg & IND Prep
IND
Internally Enabled Path
Molecule selection
Initiate multiple cell lines earlier
Manufacture when ready
GLP Tox Mfg
GMP Mfg & IND Prep
IND
Timelines Reduced by 3-6 Months

Acceleration Through Integration

- Enables parallel risk-taking and quickly responding to data
- Avoids restrictions from CDMO capacity constraints
- Accelerating IND timelines by ~1 quarter for first 2 programs

Strategic Control & Risk Reduction

- Reshored DNL126 manufacturing for BLA filing and commercial launch
- Reduces at-risk manufacturing by enabling rapid response to demand signals

Economic & Strategic Advantages

- Optimized DNL126 production scale reduced COGS by ~50%
- Increased process understanding and proprietary manufacturing IP

End-to-end capabilities accelerate development, reduce risk, and strengthen long-term economics

124 Evolving Our Business Delivering the Value of the TransportVehicle Alexander Schuth, M.D. Chief Operating and Financial Officer

125 Growing and Executing the Leading Portfolio of BBB-Enabled Programs Leading a new class of biologic therapeutics that can reach the whole body, including the brain OO Neuro- Degenerative Diseases Lysosomal Storage Disorders Other Indications Neuro- Muscular Diseases Global Network of Partners Integrated Internal Capabilities Efficient Resource Allocation Speed in Development Broad Opportunity Efficient Execution

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Broad Portfolio to Create Near-Term and Long-Term Value

Molecule	Indication	IND-Enabling	Phase 1	Phase 2	Phase 3	Reg. Filing	Partner
Tividenofusp Alfa (DNL310) ETV:IDS	MPS II (Hunter)						
DNL126 ETV:SGSH	MPS IIIA (Sanfilippo type A)						
DNL593 PTV:PGRN	FTD-*GRN*						Takeda
DNL952[1] ETV:GAA	Pompe						
DNL111 ETV:GCase	Gaucher/ Parkinson's disease						
DNL622 ETV:IDUA	MPS I (Hurler)						
DNL628 OTV:MAPT (tau)	Alzheimer's disease						
DNL921 ATV:Abeta	Alzheimer's disease						
DNL422 OTV:SNCA	Parkinson's disease						
BIIB122 LRRK2 Inhibitor	Parkinson's disease						Biogen
Eclitasertib (SAR443122) RIPK1 inhibitor	Ulcerative colitis						Sanofi

$500 - $1B per indication

$5B+ per indication

ATV | OTV | ETV | Small Molecule

1. Protocol amended and response to FDA submitted regarding clinical hold

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Integrated Capabilities to Execute for Long Term Value

Scale and Infrastructure

- **Scale** to successfully discover, develop, manufacture and commercialize
- **Integrated infrastructure** with ~520 full time employees in South San Francisco, Salt Lake City and Zürich


DENALI

South San Francisco, California


DENALI

Salt Lake City, Utah



Zurich, Switzerland

Established Capabilities


Industry Leading BBB Science: 30+ PhDs, >20 publications; *in-vivo* facility, imaging
BBB and TV Biology
NeuroD and LSD Pathway Biology
Technical Operations
Biotherapeutics Discovery
Finance & Business Operations
Translational Sciences
Development Sciences
Regulatory & Biometrics
Early Clinical & Clin Ops
Legal & HR
Medical Affairs & Patient Advocacy
Late Clinical & Safety
Manufacturing
Commercial
Full commercial team with deep rare disease experience
In-house manufacturing for clinical and commercial supply: speed, quality, cost advantage
Discovery
Development
CMC
G&A
Commercial

128 Capital to Execute Strong Financial Foundation $873M + $275M 2 Commercial Launches Cash and investments as of Q3 2025 plus new royalty financing1 Potential revenues from tivi and DNL126 Key Capital Allocation Priorities Invest Strategically • Successful launches of tividenofusp alfa and DNL126 • Focused R&D investments to accelerate and expand pipeline Maintain Capital Optionality • Partnerships remain core to strategy • Diversifying sources of capital Drive Capital Efficiency • Apply learnings from tividenofusp alfa to develop next programs faster and at lower cost 3 Partnerships Cost share and potential milestone income 1. Royalty financing will contribute $200M upon approval of DNL310 by June 30, 2026 and an additional $75M upon EMA approval by December 31, 2029

129 Royalty Financing Agreement with Royalty Pharma (12/4/25) 1. $200M funded upon U.S. approval by June 30, 3026, and $75M upon EMA approval by Dec 31, 2029 Investment to support successful commercial launch and portfolio execution 9.25% royalty payable on worldwide net sales of tividenofusp alfa $275M potential total funding1: $200M at US approval and $75M at EMA approval Royalty payments capped at 2.5x by Q1 2039 and 3x thereafter

130 Efficient Capital Allocation and Acceleration in Execution 1) PDUFA date April 5, 2026 for DNL310; 2) Potential AA in Q4 2027 Develop next programs with significantly increased speed and cost efficiency Applying Learnings, Leveraging Networks and Capturing Operational Synergies Potential 1st Launch DNL3101 Potential 2nd Launch DNL1262 Acceleration / Cost Saving Number of Patients to Enable Accelerated Approval 47 20 55% Total Manufacturing Costs $280M $100M 65% Time from FIH to Potential US Approval 5 yrs 8 months 4 yrs 30% Total Expected Development Costs to Approval $700M $340M 50% • Streamlined clinical studies and validated biomarkers • Established relationships with stakeholders (health authorities, KOLs, patient groups, policy makers) • Preferred partnerships with clinical sites and CROs • In-house manufacturing for all future TV programs • Commercial infrastructure to support future launches Case Study: DNL126 vs. DNL310

131 Collaborations Are Central to Our Execution Strategy Note: Includes current and former partners Network in academia and industry strengthens depth in science and global reach in execution

132 Entering a New Phase on the Path to the Summit Pioneering a new class of biotherapeutics and capturing the full potential of the TransportVehicle 2 Growing Brands Clinical Proof of Concepts5 4-6 New Clinical ProgramsDiscover Develop Deliver 2015 2025 2020 D3X3 Value 3-Year Goals (D3X3)

133 2026-2027 Expected Milestones 2026 2027 Drug Candidate Therapeutic Area 1H 2H 1H 2H Tividenofusp alfa MPS II (Hunter syndrome) DNL126 (ETV:SGSH) MPS IIIA (Sanfilippo syndrome) DNL593 (PTV:PGRN) FTD-GRN DNL628 (OTV:MAPT) Alzheimer’s disease DNL952 (ETV:GAA)1 Pompe disease DNL151 / BIIB122 Parkinson’s disease DNL921 (ATV:Abeta) Alzheimer’s disease US Accelerated Approval COMPASS Phase 1/2 Phase 3 BLA for AA Submission Phase 1/2 Phase 1b Phase 1b Phase 1 Phase 2b (LUMA) Phase 2a (BEACON) Phase 1b Phase 1 Phase 1/1b US Accelerated Approval Safety Trial Initiation Data Submission/Approval 1. Protocol amended and response to FDA submitted regarding clinical hold

134 Deliver the power of biotherapeutics to the whole body, including the brain, transforming life for people living with serious diseases Our Purpose

135 image mask Q&A Denali’s Leadership Team

Thank You